Exhibit 99.2
EXECUTION COPY
STOCKHOLDER VOTING AGREEMENT
     STOCKHOLDER VOTING AGREEMENT, dated as of December 1, 2006 (the “Agreement”), among Marshall & Ilsley Corporation, a Wisconsin corporation (the “Company”) and the persons listed on Schedule I hereto (each a “Stockholder” and, collectively, the “Stockholders”).
R E C I T A L S:
     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and United Heritage Bankshares of Florida, Inc., a Florida corporation (the “Seller”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”), which provides, among other things, for the merger of the Seller with and into the Company (the “Merger”), all on the terms and subject to the conditions set forth in the Merger Agreement; and
     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, the Company has required that the Stockholders agree, and each Stockholder has agreed, to enter into this Agreement;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:
     1. Definitions. Terms used and not defined herein, but defined in the Merger Agreement, shall have the respective meanings ascribed to them in the Merger Agreement.
     2. Voting.
     (a) Each Stockholder shall, at any meeting of the stockholders of the Seller, however called, or in connection with any written consent of the stockholders of the Seller, vote (or cause to be voted) all Shares then held of record or beneficially owned by such Stockholder (to the extent the Stockholder has the right to vote or direct the voting of such Shares) (i) in favor of the Merger, the execution and delivery by the Seller of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof and (ii) against any proposal relating to an Acquisition Proposal and against any action or agreement that would impede, frustrate, prevent or nullify this Agreement, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Seller under the Merger Agreement or which would result in any of the conditions set forth in Article VII of the Merger Agreement not being fulfilled. Notwithstanding any other provision of this Agreement to the contrary, the Stockholder shall be permitted to vote such Shares in favor of a Superior Offer that is submitted for approval by the stockholders of the Seller if all of the following shall have occurred: (a) the Seller’s Board of Directors has approved such Superior Offer and recommended such Superior Offer to the Seller’s stockholders in accordance with Section 4.4 of the Merger Agreement, (b) the Merger Agreement has been terminated in accordance with Section 8.1(h) of the Merger

Agreement, and (c) the Seller has paid the Termination Fee to the Company in accordance with Section 8.3(b)(i) of the Merger Agreement.
     (b) Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, such Stockholder shall not (i) offer to transfer (which term shall include, without limitation, any sale, tender, gift, pledge, assignment or other disposition), transfer or consent to any transfer of, any or all of the Shares beneficially owned by such Stockholder (to the extent the Stockholder has the right to dispose of or direct the disposition of such Shares) or any interest therein without the prior written consent of the Company, such consent not to be unreasonably withheld in the case of a gift or similar estate planning transaction (it being understood that the Company may decline to consent to any such transfer if the Person acquiring such Shares does not agree to take such Shares subject to the terms of this Agreement), (ii) enter into any option or other Contract with respect to any transfer of any or all of such Shares or any interest therein except as permitted in clause (i), (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to such Shares except to vote the Shares in accordance with the terms of this Agreement, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares, or (v) subject to Section 6 hereof, take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect in any material respect or in any way restrict, limit or interfere in any material respect with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.
     (c) Subject to Section 6 hereof, each Stockholder hereby agrees that such Stockholder (i) shall not, directly or indirectly, encourage, solicit, initiate or participate in any way in any discussions or negotiations with, or provide any information to, or afford any access to the properties, books or records of the Seller or any Seller Subsidiaries to, or otherwise take any other action to assist or facilitate, any Person or group (other than the Company or any affiliate or associate of the Company) concerning any Acquisition Proposal, (ii) upon execution of this Agreement, will immediately cease any existing activities, discussions or negotiations conducted heretofore with respect to any Acquisition Proposal, and (iii) will immediately communicate to the Company the terms of any Acquisition Proposal (or any discussion, negotiation or inquiry with respect thereto) and the identity of the Person making such Acquisition Proposal or inquiry which such Stockholder may receive.
     (d) Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Governmental Authority in connection with this Agreement and the transactions contemplated hereby and the Merger Agreement.

     (e) To the fullest extent permitted by applicable Law, each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have.
     3. Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants, severally and not jointly, to the Company as follows:
     (a) Such Stockholder owns individually and beneficially the Shares set forth opposite such Stockholder’s name on Schedule I. Such Shares constitute all of the shares owned individually and beneficially by such Stockholder on the date hereof. Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power to demand and waive appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shares listed in Schedule I with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.
     (b) Such Stockholder has the power and authority to enter into and perform all of such Stockholder’s obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except in each case as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by bankruptcy, insolvency and similar Laws affecting creditor’s rights and remedies generally. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is a trustee, or any party to any other agreement or arrangement, whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated thereby.
     (c) (i) Except as may be required under applicable securities laws, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby and the compliance by such Stockholder with the provisions hereof and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof, except in cases in which any conflict, breach, default or violation described below would not interfere with the ability of such Stockholder to perform such Stockholder’s obligations hereunder, shall (A) conflict with or result in any breach of any organizational documents applicable to such Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license or other Contract of any kind, including, without limitation, any voting agreement, proxy arrangement, pledge agreement, stockholders agreement or voting trust, to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound or (C)

violate any Order or Law applicable to such Stockholder or any of such Stockholder’s properties or assets.
     (d) Except as permitted by this Agreement, the Shares beneficially owned by such Stockholder and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Liens, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever, except for any such Liens or proxies arising hereunder.
     4. Stop Transfer. Each Stockholder shall request that the Seller not register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares beneficially owned by such Stockholder, unless such transfer is made in compliance with this Agreement.
     5. Termination. This Agreement shall terminate, and none of the Stockholders or the Company shall have any further rights or obligations hereunder, upon the earliest of (a) the Effective Time or (b) the termination of the Merger Agreement.
     6. No Limitation. Notwithstanding any other provision hereof, nothing in this Agreement shall be construed to prohibit a Stockholder, or any officer or affiliate of a Stockholder who is or has been designated a member of the Board of Directors of the Seller, from taking any action solely in his or her capacity as a member of the Board of Directors of the Seller or from exercising his or her fiduciary duties as a member of such Board of Directors to the extent specifically permitted by the Merger Agreement.
     7. Miscellaneous.
     (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
     (b) This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of each Stockholder (in the case of any assignment by the Company) or the Company (in the case of an assignment by a Stockholder), provided that the Company may assign its rights and obligations hereunder to any Company Subsidiary, but no such assignment shall relieve the Company of its obligations hereunder.
     (c) Without limiting any other rights the Company may have hereunder in respect of any transfer of Shares, each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares owned of record by such Stockholder and shall be binding upon any Person to which legal ownership of such Shares shall pass, whether by operation of Law or otherwise, including, without limitation, such Stockholder’s heirs, guardians, administrators or successors.

     (d) This Agreement may not be amended, changed, supplemented or otherwise modified with respect to a Stockholder except by an instrument in writing signed on behalf of such Stockholder and the Company.
     (e) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or by facsimile transmission with confirmation of receipt, as follows:
If to a Stockholder:
     To such Stockholder in care of the Seller at the address for notices to the Seller set forth in Section 9.2 of the Merger Agreement or to such other address as a Stockholder may hereafter request by delivery of written notice to the Company.

With a copy to:

Smith Mackinnon, PA
255 South Orange Avenue, Suite 800
Orlando, FL 32801
Attention: John P. Greeley
Facsimile: (407) 843-2448

If to the Company:

Marshall & Ilsley Corporation
770 North Water Street
Milwaukee, WI 53202
Attention: Randall J. Erickson
Facsimile: (414) 765-7899

With a copy to:

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590
Attention: Christopher B. Noyes
Dennis F. Connolly
Facsimile: (414) 273-5198
or to such other address or facsimile number as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.
     (f) Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
     (g) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
     (h) The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
     (i) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
     (j) Except to the extent that the Laws of the State of Florida are mandatorily applicable to the matters arising under or in connection with this Agreement, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Wisconsin.
     (k) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Wisconsin state court located in the City of Milwaukee or any Federal court located in the Eastern District of Wisconsin, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (A) consents to submit itself to the personal jurisdiction of any Wisconsin state court located in the City of Milwaukee or any Federal court located in the Eastern District of Wisconsin in the event any dispute arises out of this Agreement or any transaction contemplated by this Agreement, (B) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (C) agrees that it will not bring any action relating to this Agreement or any transaction contemplated by this Agreement in any court other than any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Wisconsin located in the City of Milwaukee or in any Federal court located in the Eastern District of Wisconsin, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum. The prevailing party in any suit, action or other Proceeding arising out of or relating to this Agreement shall be entitled to recover its costs, including attorney’s fees, incurred in such suit, action or other Proceeding from the other party.
     (l) The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
     (m) This Agreement may be executed in counterparts (by fax or otherwise), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.
     (n) All representations, warranties, covenants, agreements, liabilities and obligations of each Stockholder hereunder or in connection with the transactions contemplated hereby shall be several and not joint.
     (o) Except as otherwise provided herein, each party shall pay its, his or her own expenses incurred in connection with this Agreement.
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     IN WITNESS WHEREOF, the Company and the Stockholders have caused this Stockholder Voting Agreement to be duly executed in multiple counterparts as of the day and year first above written.

COMPANY:

MARSHALL & ILSLEY CORPORATION

By:	/s/ Mark F. Furlong

Its:	President

STOCKHOLDERS:

/s/ David G. Powers

David G. Powers

/s/ Shirley L. Tyler

Shirley L. Tyler

/s/ Randy O. Burden

Randy O. Burden

/s/ J. Michael Hattaway

J. Michael Hattaway

/s/ James L. Hewitt

James L. Hewitt

/s/ Vincent S. Hughes

Vincent S. Hughes

SCHEDULE I

Name of Stockholder	Number of Shares of Seller Common Stock
David G. Powers	37,024
Shirley L. Tyler	17,250
Randy O. Burden	174,353
J. Michael Hattaway	189,787
James L. Hewitt	215,000
Vincent S. Hughes	91,646